Evergreen Select Balanced Fund: Annual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
10	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
29	INDEPENDENT AUDITORS' REPORT
30	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen Select Balanced Fund, which covers the 12-month period ended March 31, 2003.

Market analysis

The past 12 months have been challenging for the equity markets, yet rewarding for many fixed income investors. As a result, many balanced portfolios have provided investors with solid relative performance in this volatile period. Not only did investors have to contend with an inconsistent economic recovery, but the geopolitical risks, and ultimately the war with Iraq, provided investors with an unusually large dose of uncertainty which pressured the financial markets. Corporate credibility also remained an issue for many investors throughout the past year, further eroding investor confidence. Bonds were led by the strength in Treasuries, whose traditional safe haven status attracted throngs of investors, at one point driving the yield on the 10-year Treasury bond below 3.6% despite a rising federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines in CDs, savings accounts, and money market funds, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the period began, optimism for a sustained economic recovery was pressured by weak data on manufacturing and corporate profits. Solid GDP in the first quarter of last year was quickly followed by fractional growth in the second quarter, and the growing accounting scandals took their toll on investors. First came Enron, then Arthur Andersen, Tyco and WorldCom. The weak economy in the second quarter resulted in lower-than-expected profits, and the saber rattling with Iraq increased as the September 11 anniversary approached. Throughout this period equities remained volatile as many investors sought the safety of U.S. Treasury bonds. Indeed, equities hit a five-year low in both July and October of last year. Stocks surged after each instance, yet the rallies each fizzled due to geopolitical and economic concerns. The Federal Reserve Board surprised investors with a larger-than-expected rate cut in November, yet this was not enough to convince equity investors that the end of the turmoil was imminent. As a result, equities finished 2002 mired in a trading range and bonds, particularly Treasuries, continued to benefit from the uncertainty.

LETTER TO SHAREHOLDERS continued

Investors entered 2003 with renewed hope for a sustained economic recovery as stocks rose by more than 5% in the first few weeks of trading. Yet these gains were quickly lost as corporations were cautious in their outlooks during analyst conference calls and profit estimates were reduced, further pressuring equities. As tensions with Iraq increased, the Treasury market rose. Also, many corporate bonds performed well as investors became more comfortable with balance sheets and the steps taken to improve credibility. Once the war started, equities surged at the expense of Treasuries, while corporates and high yield bonds continued to outperform based on improving fundamentals.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 2.5%, supported by mild levels of personal consumption and a gradual improvement in business spending. The manufacturing sector may continue to inch along in the first half of the year, yet services should build on its under-appreciated strength from 2002. The outlook for inflation remains positive for consumers, yet businesses will only slowly regain pricing power, preventing the traditional EPS surge common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

These improving fundamentals, including solid productivity growth, should keep the Fed on the sidelines for most of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing-cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady, while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed's position on interest rates will likely limit gains in the Treasury market in 2003, the expected stability in rates during the first half may bode well for the mortgage market. Corporate bonds in the healthiest sectors should continue to generate gains, albeit more modest than those achieved last year. We believe the best total return opportunity for appropriate investors lies in the high yield market. After not having participated in the bond market gains of the past two years,

LETTER TO SHAREHOLDERS continued

this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for competitive returns in the coming year. Many corporations have drastically cut costs throughout the period of economic weakness and are poised to increase margins. Revenues should also improve as clarity emerges on the geopolitical front. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

As always, we encourage investors to remain dedicated to their long-term investment strategies. Proper diversification in balanced accounts is essential to limiting risk while seeking rewards. While the current environment is very challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to be caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Tattersall Advisory Group

Timothy E. O'Grady Value Equity Team Lead Manager	W. Shannnon Reid, CFA Large Cap Growth Team Lead Manager

INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 4/1/1991
	Class I	Class IS
Class Inception Date	1/22/1998	4/9/1998

Average annual return

1 year	-11.18%	-11.26%

5 year	-0.80%	-0.97%

10 year	6.11%	6.02%

30-day SEC yield	1.95%	1.70%

12-month income dividends per share	$0.25	$0.22

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to its inception is based on the performance of Class Y shares of the fund's predecessor fund, Evergreen Balanced Fund II. Historical performance for Class IS reflects that of Class Y shares of the fund's predecessor fund through 1/22/1998, the inception of Class I. Performance from 1/23/1998 through the inception of Class IS reflects that of Class I. Performance prior to inception of Class IS does not include 12b-1 fees. Class IS pays a 12b-1 fee of 0.25%. Class I and Y do not pay a 12b-1 fee. If this fee had been reflected, returns for Class IS would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Select Balanced Fund Class I shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).
The LBABI and Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expense or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Class I and IS shares are only available to institutional shareholders with a minimum $1 million investment.

The fund's investment objective is nonfundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform during the twelve-month period?

For the twelve-month period ended March 31, 2003, the Select Balanced Fund's Class I shares had a total return of -11.18%. During the same period, the Russell 1000 Index returned -24.51%, while the Lehman Brothers Aggregate Bond Index, a benchmark for fixed income investing, returned 11.69%. The median return among funds in the Lipper Balanced Fund classification was -13.24%. Lipper is an independent monitor of mutual fund performance.

What was the investment environment for the 12-month period?

Much of the 12-month period was characterized by a lack of confidence in corporate credibility and profitability, as well as by conflicting signals regarding the overall health of the domestic economy. Market volatility remained high in this environment due to unrealistically high expectations for an economic recovery and deteriorating fundamentals. Both the second and third quarters of 2002 were disappointing; however, the market rallied strongly in October and November, but lost its momentum in December. The volatility continued in the first quarter of 2003, and a brief rally ensued late in March when investors were optimistic about the probability of a resolution to the war in Iraq. The bond market continued to maintain its inverse relationship with the stock market, declining in response to brief rallies.

The Federal Reserve Board maintained an accommodative monetary policy throughout 2002 and then lowered interest rates once again in early November by 50 basis points. During the second and third quarters of the year, bond prices rose and yields fell to their lowest levels in almost 50 years. Bonds outperformed stocks for the third consecutive year in 2002, benefiting from the weak economic conditions and the accommodating monetary policy. Investor demand for the relative safety of high quality fixed income securities was steady.

PORTFOLIO CHARACTERISTICS
(as of 3/31/2003)

Total net assets	$154,105,070

Number of holdings	180

Beta	0.64

R-squared	0.76

P/E ratio	17.6x

Effective maturity	5.8 years

Average duration	3.8 years

Average credit quality*	AA

* Source: Standard & Poor's

What factors affected performance in the growth portion of the equity portfolio?

In the growth portion of the equity portfolio, we were defensively positioned for the majority of the trailing twelve months because of our concern about poor fundamentals across our universe. As we moved into the final three months of 2002 we began to see signs that companies' fundamentals, while not improving, had started to stabilize. However, signs of stabilization did cause us to shift our posture to become more neutral with our benchmark, the Russell 1000 Growth Index. Although this shift in posture proved helpful, the portfolio was penalized in the fourth quarter of 2002 as the market

PORTFOLIO MANAGER INTERVIEW continued

increased sharply in anticipation of a turn in fundamentals.

Security selection in the first quarter of 2003 contributed to the fund's performance. Healthcare is one of the largest sectors as of first quarter 2003, and we are underweighted in pharmaceuticals and overweighted in the areas of healthcare services, medical products and biotechnology. Information Technology is the third largest sector and we favor storage companies such as Emulex, Qlogic and EMC, given their longer term growth prospects.

What factors affected performance in the value portion of the equity portfolio?

In the value portion of the portfolio, we continued to emphasize three cornerstones in our approach: consistency, objectivity and discipline. Strong performers in the Industrials sector included Deere, a maker of farm and construction equipment, and First Data Corporation, a provider of credit card processing payment systems, electronic commerce and information-based services. Consumer staples companies demonstrated both earnings quality and consistency, which added to the fund's performance. The sector benefited from capital that was not being invested in the information technology and telecommunication services sectors.

We were underweighted in the consumer discretionary sector, believing it would be hard to sustain consumer demand after the last 10 years of spending. As a result, we avoided retailers, but have found opportunities in media companies that are somewhat recession resistant, such as Cablevision and the New York Times Company. We added to current holdings in the healthcare sector during the fourth quarter of 2002, because we believe many of these companies are undervalued and underappreciated.

We maintained a cautious stance toward the information technology and telecommunication services sectors despite the rally in the fourth quarter of 2002. We believe the rally was a case of momentum investing, with investors buying these stocks simply because they were going up and not because of any significant change in fundamentals. We think downward earnings' revisions will continue to haunt both sectors and industry consolidation will need to take place before any structural change occurs.

TOP 5 EQUITY SECTORS
(as a percentage of 3/31/2003 net assets)

Financials	10.7%

Health Care	10.0%

Information Technology	9.6%

Consumer Discretionary	8.2%

Industrials	6.7%

TOP 10 EQUITY HOLDINGS
(as a percentage of 3/31/2003 net assets)

Microsoft Corp.	2.1%

Bank of America Corp.	1.7%

Pfizer, Inc.	1.6%

Citigroup, Inc	1.4%

Procter & Gamble Co.	1.4%

3M Co.	1.2%

Johnson & Johnson Co.	1.2%

Wal-Mart Stores, Inc.	1.2%

General Electric Co.	1.2%

Amgen, Inc.	1.1%

PORTFOLIO MANAGER INTERVIEW continued

TOP 5 BOND HOLDINGS
(as a percentage of 3/31/2003 net assets)

U.S. Treasury Bonds, 6.00%, 2/15/2026	3.6%

FNMA, 7.22%, 7/1/2007	1.7%

FHLMC, 6.50%, 10/15/2024	1.5%

LB-UBS Comml. Mtg. Trust, 7.18%, 9/15/2019	1.4%

FNMA, 7.09%, 10/1/2007	1.4%

What factors affected performance in the fixed income portfolio?

Throughout most of the 12-month period, we were overweighted in both the corporate and mortgage sectors, because we believed they held the best prospects for adding to the fund's returns. The focus of our corporate strategy was in managing risk, concentrating on liquidity and credit quality and avoiding problem areas. Although corporate bonds struggled during much of 2002, the sector had the best absolute performance, as well as the best performance relative to other sectors in the benchmark in the first quarter of 2003. In the mortgage sector, we began the period favoring the down-in-coupon trade and maintained our weightings of prepayment-protected structured mortgage securities. During the first half of the period we were slightly overweight in the intermediate part of the yield curve, reflecting our positive view of intermediate maturities. As the period progressed, we moved to a more "curve neutral" strategy, although we remained cautious about the short maturity part of the curve.

TOP 5 BOND SECTORS
(as a percentage of 3/31/2003 net assets)

Collateralized Mortgage Obligations	16.2%

Mortgage-Backed Securities	8.1%

Financials	7.3%

U.S. Treasury Obligations	3.9%

Consumer Discretionary	2.0%

What is your outlook for the twelve-month period?

We believe the most immediate concern facing the market is geopolitical uncertainty and once these issues are clarified, the economy and business fundamentals will again become the determining factors for stock prices and market direction. We expect continued low inflation and a low interest rate environment, due to an excess of worldwide manufacturing capacity. Corporate cost structures have been lowered to the point that an up-tick in revenues would translate into significant earnings leverage. We hope that the stall in business activity in the first quarter of 2003 has created some pent-up demand that may translate to a stronger economy in the coming months.

We expect monetary and fiscal policy to remain stimulative until we see some resolution of the conflict in Iraq as well as the return of economic health. We expect interest rates to trade sideways over the next quarter, with an upward bias once things settle down on the geopolitical front. This

PORTFOLIO MANAGER INTERVIEW continued

year we believe that stocks will outperform bonds for the first time in four years. In the fixed income markets, we expect the corporate sector to do well, particularly among lower quality securities, and we plan to maintain our overweight in the mortgage sector and attempt to protect the portfolio from prepayment risk.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended June 30,
	2003[1]	2002[2]	2001	2000	1999	1998[3]
CLASS I
Net asset value, beginning of period	$10.55	$11.05	$15.10	$13.56	$13.39	$12.58
Income from investment operations
Net investment income	0.25	0.19	0.38	0.44	0.46	0.16
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.42	-0.50	-2.06	2.09	0.27	0.81
Total from investment operations	-1.17	-0.31	-1.68	2.53	0.73	0.97
Distributions to shareholders from
Net investment income	-0.25	-0.19	-0.38	-0.46	-0.42	-0.16
Net realized gains	0	0	-1.99	-0.53	-0.14	0
Total distributions to shareholders	-0.25	-0.19	-2.37	-0.99	-0.56	-0.16
Net asset value, end of period	$9.13	$10.55	$11.05	$15.10	$13.56	$13.39
Total return	-11.18%	-2.77%	-13.15%	19.52%	5.70%	7.76%
Ratios and supplemental data
Net assets, end of period (thousands)	$152,678	$646,598	$425,917	$601,453	$658,733	$723,850
Ratios to average net assets
Expenses[4]	0.75%	0.65%[5]	0.64%	0.65%	0.69%	0.70%[5]
Net investment income	2.55%	2.42%[5]	2.85%	3.04%	3.47%	2.80%[5]
Portfolio turnover rate	182%	174%	227%	163%	60%	37%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the nine months ended March 31, 2002. The fund changed its fiscal year end from June 30 to March 31, effective March 31, 2002.

3.  For the period from January 22, 1998 (commencement of class operations), to June 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,		Year Ended June 30,
	2003[1]	2002[2]	2001	2000	1999	1998[3]
CLASS IS
Net asset value, beginning of period	$10.60	$11.10	$15.14	$13.59	$13.42	$13.34
Income from investment operations
Net investment income	0.22	0.16	0.37	0.43	0.35	0.07
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.41	-0.50	-2.07	2.08	0.35	0.09
Total from investment operations	-1.19	-0.34	-1.70	2.51	0.70	0.16
Distributions to shareholders from
Net investment income	-0.22	-0.16	-0.35	-0.43	-0.39	-0.08
Net realized gains	0	0	-1.99	-0.53	-0.14	0
Total distributions to shareholders	-0.22	-0.16	-2.34	-0.96	-0.53	-0.08
Net asset value, end of period	$9.19	$10.60	$11.10	$15.14	$13.59	$13.42
Total return	-11.26%	-3.07%	-13.25%	19.23%	5.43%	1.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,428	$1,338	$2,280	$1,039	$405	$215
Ratios to average net assets
Expenses[4]	1.04%	0.91%[5]	0.89%	0.89%	0.93%	0.95%[5]
Net investment income	2.28%	2.19%[5]	2.55%	2.74%	3.35%	2.58%[5]
Portfolio turnover rate	182%	174%	227%	163%	60%	37%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the nine months ended March 31, 2002. The fund changed its fiscal year end from June 30 to March 31, effective March 31, 2002.

3.  For the period from April 9, 1998 (commencement of class operations), to June 30, 1998.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES 0.4%
MBNA Master Credit Card Trust, Ser. 2001, Class C-3, 6.55%, 12/15/2008	BBB	$ 515,000	$ 559,858
COLLATERALIZED MORTGAGE OBLIGATIONS 16.2%
Asset Securitization Corp., Ser. 97-D4, Class A-1D, 7.49%, 04/14/2029	AAA	705,000	812,241
FHLMC:
Ser. 1497, Class K, 7.00%, 04/15/2023	AAA	1,408,594	1,556,986
Ser. 2174, Class PL, 6.50%, 10/15/2024	AAA	2,300,000	2,337,814
Ser. 2231, Class ZC, 7.50%, 05/15/2030	AAA	766,288	810,987
Ser. 2321, Class PG, 6.50%, 03/15/2030	AAA	705,000	735,994
Ser. 2366, Class MG, 6.00%, 12/15/2014	AAA	1,755,000	1,814,419
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	1,170,000	1,223,048
Ser. T-54, Class 3-A, 7.00%, 02/25/2043	AAA	690,235	745,868
FNMA:
Ser. 1999-8, Class QD, 6.00%, 03/25/2014	AAA	1,060,000	1,132,970
Ser. 2002-3, Class PC, 5.50%, 12/25/2011	AAA	720,000	743,899
Ser. 2002-9, Class PC, 6.00%, 03/25/2017	AAA	865,000	924,924
Ser. 2002-26, Class A-2, 7.50%, 12/31/2032	AAA	1,026,277	1,124,738
Ser. 2002-T4, Class A-3, 7.50%, 12/25/2041#	AAA	628,282	688,559
Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042	AAA	904,694	962,086
Ser. 2003-18, Class A-1, 6.50%, 12/25/2042	AAA	985,088	1,032,649
Ser. 2003-W1, Class 1A-1, 6.50%, 01/01/2033	AAA	724,148	770,087
Ser. 2003-W3, Class 1A-1, 6.50%, 08/25/2042	AAA	881,456	936,822
LB-UBS Comml. Mtge. Trust:
Ser. 2000-C4, Class A-1, 7.18%, 09/15/2009	AAA	1,976,329	2,217,245
Ser. 2000-C5, Class A-1, 6.41%, 01/15/2010	AAA	1,788,271	1,966,846
Morgan Stanley Dean Witter, Class A-2, 4.92%, 03/12/2035	NR	620,000	635,500
Residential Asset Mtge. Products, Inc., Ser. 2002-RZ2, Class A-3, 4.98%, 09/25/2028	AAA	860,000	898,742
Washington Mutual Mtge. Securities Corp.:
Ser. 2002-AR19, Class A-6, 4.16%, 02/25/2033	AAA	500,000	505,904
Ser. 2003-AR1, Class A-5, 3.97%, 03/25/2033	AAA	430,000	433,706
Total Collateralized Mortgage Obligations			25,012,034
CORPORATE BONDS 11.7%
CONSUMER DISCRETIONARY 2.0%
Automobiles 0.4%
Ford Motor Co.:
5.80%, 01/12/2009	BBB	300,000	268,779
6.375%, 02/01/2029	BBB	500,000	338,409
607,188
Hotels, Restaurants & Leisure 0.5%
McDonald's Corp., 6.375%, 01/08/2028	A+	800,000	845,281
Media 0.3%
AOL Time Warner, Inc., 6.125%, 04/15/2006	BBB+	400,000	418,912
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 0.8%
May Department Stores Co., 7.45%, 09/15/2011	A	$1,000,000	$ 1,157,399
CONSUMER STAPLES 0.5%
Beverages 0.5%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	650,000	751,424
ENERGY 0.2%
Oil & Gas 0.2%
Amerada Hess Corp., 7.125%, 03/15/2033	BBB	250,000	259,176
FINANCIALS 7.3%
Banks 2.9%
Bank of America Corp., 7.125%, 05/01/2006	A	1,000,000	1,125,172
Norwest Corp., 6.20%, 12/01/2005	A+	1,000,000	1,098,507
PNC Funding Corp., 5.75%, 08/01/2006	A-	1,000,000	1,089,239
SunTrust Bank, Inc., 6.00%, 02/15/2026	A	1,000,000	1,086,253
4,399,171
Diversified Financials 2.5%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	925,000	991,018
GMAC, 6.875%, 09/15/2011	BBB	750,000	742,272
International Lease Finance Corp., 5.95%, 06/06/2005	AA-	1,000,000	1,059,787
Morgan Stanley Co., Inc., 3.625%, 04/01/2008	A+	400,000	398,824
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	785,000	690,800
3,882,701
Insurance 0.5%
American General Finance Corp., 5.75%, 03/15/2007	A+	725,000	786,447
Real Estate 1.4%
Carramerica Realty Corp., 7.125%, 01/15/2012 REIT	BBB	800,000	876,154
Duke Realty LP, 7.05%, 03/01/2006 REIT	BBB+	700,000	754,077
EOP Operating LP, 7.75%, 11/15/2007	BBB+	500,000	574,742
2,204,973
HEALTH CARE 0.7%
Pharmaceuticals 0.7%
Wyeth, 6.25%, 03/15/2006	A	1,000,000	1,098,845
INDUSTRIALS 0.4%
Machinery 0.4%
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	600,000	661,742
MATERIALS 0.6%
Chemicals 0.6%
Dow Chemical Co., 8.625%, 04/01/2006	A-	836,000	935,382
Total Corporate Bonds			18,008,641
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES 8.1%
FHLMC:
5.50%, 04/15/2014	AAA	$ 705,000	$ 732,171
6.50%, 01/15/2030	AAA	720,000	741,437
FNMA:
6.00%, 12/01/2017	AAA	624,642	654,060
6.50%, 04/25/2017-07/01/2032	AAA	2,914,151	3,026,473
6.50%, 07/01/2032#	AAA	876,340	916,189
6.75%, 08/01/2007	AAA	1,380,396	1,567,582
7.09%, 10/01/2007	AAA	1,935,097	2,191,791
7.22%, 07/01/2007	AAA	2,359,132	2,677,530
Total Mortgage-Backed Securities			12,507,233
U.S. TREASURY OBLIGATIONS 3.9%
U.S. Treasury Bonds, 6.00%, 02/15/2026##	AAA	4,905,000	5,621,591
U.S. Treasury Notes, 5.00%, 08/15/2011	AAA	440,000	482,591
Total U.S. Treasury Obligations			6,104,182

	Shares	Value

COMMON STOCKS 57.8%
CONSUMER DISCRETIONARY 8.2%
Household Durables 1.3%
Black & Decker Corp.	27,055	943,137
Harman International Industries, Inc.	8,620	504,873
Lennar Corp.	11,525	617,164
2,065,174
Internet & Catalog Retail 0.5%
eBay, Inc. *	8,350	712,172
Leisure Equipment & Products 1.0%
Electronic Arts, Inc. *	16,250	952,900
International Game Technology, Inc. *	8,350	683,865
1,636,765
Media 2.6%
AOL Time Warner, Inc. *	32,900	357,294
Cablevision Systems Corp., Class A *	18,275	347,042
Comcast Corp., Class A *	25,100	717,609
Liberty Media Corp., Class A *	74,079	720,789
New York Times Co., Class A	10,200	440,130
Tribune Co.	14,125	635,766
USA Interactive, Inc. *	27,407	734,234
3,952,864
Multi-line Retail 1.2%
Wal-Mart Stores, Inc.	34,500	1,795,035
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 1.6%
Barnes & Noble, Inc. *	11,275	$ 214,112
Bed Bath & Beyond, Inc. *	21,975	759,017
Gap, Inc.	28,775	416,950
Lowe's Companies, Inc.	27,475	1,121,529
2,511,608
CONSUMER STAPLES 5.6%
Beverages 1.6%
Anheuser-Busch Companies, Inc.	16,939	789,527
Coca-Cola Co.	16,675	675,004
Coca-Cola Enterprises, Inc.	23,950	447,625
PepsiCo, Inc.	12,457	498,280
2,410,436
Food Products 0.5%
ConAgra, Inc.	18,574	372,966
Kellogg Co.	12,600	386,190
759,156
Household Products 2.3%
Colgate-Palmolive Co.	18,150	988,086
Kimberly-Clark Corp.	10,329	469,557
Procter & Gamble Co.	23,544	2,096,593
3,554,236
Personal Products 0.7%
Dial Corp.	10,834	210,180
Gillette Co.	28,575	884,110
1,094,290
Tobacco 0.5%
Altria Group, Inc.	24,177	724,343
ENERGY 3.8%
Energy Equipment & Services 0.8%
Cooper Cameron Corp. *	6,150	304,486
ENSCO International, Inc.	29,525	753,183
Noble Corp. *	3,171	99,633
1,157,302
Oil & Gas 3.0%
Anadarko Petroleum Corp.	5,392	245,336
Burlington Resources, Inc.	9,580	457,062
ChevronTexaco Corp.	5,835	377,233
ConocoPhillips	6,845	366,892
Exxon Mobil Corp.	29,550	1,032,772
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil & Gas continued
Occidental Petroleum Corp.	50,870	$ 1,524,065
Ocean Energy, Inc.	15,945	318,900
XTO Energy, Inc.	18,043	342,811
4,665,071
FINANCIALS 10.7%
Banks 4.4%
Bank of America Corp.	38,447	2,569,797
First Tennessee National Corp.	16,325	648,266
Hibernia Corp., Class A	16,032	271,903
Sovereign Bancorp, Inc.	27,121	375,626
U.S. Bancorp	40,860	775,523
Washington Mutual, Inc.	19,199	677,149
Wells Fargo & Co.	33,744	1,518,142
6,836,406
Diversified Financials 4.3%
American Express Co.	17,198	571,490
Citigroup, Inc.	62,273	2,145,305
Fannie Mae	18,827	1,230,344
Freddie Mac	20,678	1,098,002
J.P. Morgan Chase & Co.	19,655	466,020
Merrill Lynch & Co., Inc.	16,291	576,701
Morgan Stanley	15,097	578,970
6,666,832
Insurance 2.0%
AFLAC, Inc.	11,600	371,780
Allstate Corp.	23,531	780,523
American International Group, Inc.	12,960	640,872
MetLife, Inc.	27,450	724,131
SAFECO Corp.	14,717	514,654
3,031,960
HEALTH CARE 10.0%
Biotechnology 1.1%
Amgen, Inc. *	29,925	1,722,184
Health Care Equipment & Supplies 1.7%
Becton Dickinson & Co.	11,675	402,087
C.R. Bard, Inc.	11,375	717,307
Medtronic, Inc.	34,675	1,564,536
2,683,930
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Health Care Providers & Services 1.4%
Anthem, Inc. *	5,398	$ 357,617
Caremark Rx, Inc. *	18,700	339,405
Express Scripts, Inc., Class A *	21,825	1,215,216
HealthNet, Inc., Class A *	8,592	230,008
2,142,246
Pharmaceuticals 5.8%
Abbott Laboratories, Inc.	13,300	500,213
Bristol-Myers Squibb Co.	27,225	575,264
Johnson & Johnson Co.	31,975	1,850,393
Merck & Co., Inc.	28,075	1,537,949
Mylan Laboratories, Inc.	11,241	323,179
Pfizer, Inc.	76,638	2,388,040
Pharmacia Corp.	26,979	1,168,191
Wyeth	15,250	576,755
8,919,984
INDUSTRIALS 6.7%
Aerospace & Defense 1.3%
Lockheed Martin Corp.	30,350	1,443,143
Northrop Grumman Corp.	7,333	629,171
2,072,314
Commercial Services & Supplies 1.6%
Apollo Group, Inc., Class A *	11,900	593,810
Factset Research Systems, Inc.	5,800	188,210
First Data Corp.	36,775	1,361,043
Waste Management, Inc.	15,154	320,961
2,464,024
Construction & Engineering 0.0%
Fluor Corp.	1,125	37,890
Electrical Equipment 0.3%
Emerson Electric Co.	11,184	507,194
Industrial Conglomerates 2.8%
3M Co.	14,734	1,915,862
General Electric Co.	70,260	1,791,630
Tyco International, Ltd.	42,000	540,120
4,247,612
Machinery 0.4%
Deere & Co.	14,203	557,610
Road & Rail 0.3%
CSX Corp.	14,544	414,795
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 9.6%
Communications Equipment 1.6%
Cisco Systems, Inc. *	123,425	$ 1,602,056
Emulex Corp. *	24,350	466,303
Nokia Corp., ADR	17,650	247,277
UTStarcom, Inc. *	7,257	145,067
2,460,703
Computers & Peripherals 2.7%
Apple Computer, Inc. *	33,275	470,509
Dell Computer Corp. *	39,608	1,081,694
EMC Corp. *	29,550	213,647
Hewlett-Packard Co.	40,500	629,775
International Business Machines Corp.	15,600	1,223,508
QLogic Corp. *	13,175	489,319
4,108,452
Electronic Equipment & Instruments 0.4%
Tech Data Corp. *	7,825	187,331
Thermo Electron Corp. *	22,550	408,155
595,486
Semiconductor Equipment & Products 2.1%
Applied Materials, Inc. *	18,850	237,133
Celestica, Inc. *	12,433	142,109
Intel Corp.	99,925	1,626,779
National Semiconductor Corp. *	10,354	176,432
Texas Instruments, Inc.	59,659	976,618
3,159,071
Software 2.8%
Intuit, Inc. *	2,663	99,064
Microsoft Corp.	134,452	3,255,083
Oracle Corp. *	66,800	724,713
Symantec Corp. *	7,575	296,788
4,375,648
MATERIALS 1.0%
Chemicals 0.3%
PPG Industries, Inc.	9,400	423,752
Metals & Mining 0.2%
Freeport-McMoRan Copper & Gold, Inc., Class B *	20,725	353,361
Paper & Forest Products 0.5%
International Paper Co.	16,400	554,320
MeadWestvaco Corp.	9,700	220,966
775,286
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 1.3%
ALLTEL Corp.	7,713	$ 345,234
BellSouth Corp.	9,676	209,679
Centurytel, Inc.	13,748	379,445
Commonwealth Telephone Enterprises *	4,195	162,850
SBC Communications, Inc.	19,906	399,314
Verizon Communications, Inc.	15,227	538,274
2,034,796
UTILITIES 0.9%
Electric Utilities 0.9%
Exelon Corp.	9,097	458,580
FPL Group, Inc.	8,725	514,164
Scana Corp.	13,925	416,636
1,389,380
Total Common Stocks		89,019,368
SHORT-TERM INVESTMENTS 2.7%
MUTUAL FUND SHARES 2.7%
Evergreen Institutional Money Market Fund (o)	4,199,653	4,199,653

Total Investments (cost $156,411,853) 100.8%		155,410,969
Other Assets and Liabilities (0.8%)		(1,305,899)
Net Assets 100.0%		$ 154,105,070

*	Non-income producing security
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(v)	Credit ratings are unaudited and rated by Moody's Investor Service where Standard Poor's ratings are not available.
#	When-issued security
##	All or a portion of this security has been segregated for when-issued securities.

Summary of Abbreviations:
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets
Identified cost of securities	$ 156,411,853
Net unrealized losses on securities	(1,000,884)

Market value of securities	155,410,969
Receivable for securities sold	1,541,500
Receivable for Fund shares sold	199,751
Dividends and interest receivable	586,763
Prepaid expenses and other assets	16,724

Total assets	157,755,707

Liabilities
Dividends payable	103,409
Payable for securities purchased	2,917,725
Payable for Fund shares redeemed	607,890
Advisory fee payable	2,224
Distribution Plan expenses payable	10
Due to other related parties	428
Accrued expenses and other liabilities	18,951

Total liabilities	3,650,637

Net assets	$ 154,105,070

Net assets represented by
Paid-in capital	$ 299,029,966
Overdistributed net investment income	(20,437)
Accumulated net realized losses on securities and foreign currency related transactions	(143,903,575)
Net unrealized losses on securities	(1,000,884)

Total net assets	$ 154,105,070

Net assets consists of
Class I	$ 152,677,560
Class IS	1,427,510

Total net assets	$ 154,105,070

Shares outstanding
Class I	16,716,586
Class IS	155,378

Net asset value per share
Class I	$ 9.13
Class IS	$ 9.19

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

Investment income
Dividends (net of foreign withholding taxes of $3,427)	$ 3,113,277
Interest	8,675,410

Total investment income	11,788,687

Expenses
Advisory fee	1,854,874
Distribution Plan expenses	2,995
Administrative services fee	356,707
Transfer agent fee	410,112
Trustees' fees and expenses	3,273
Printing and postage expenses	66,809
Custodian fee	56,555
Registration and filing fees	21,413
Professional fees	8,442
Interest expense	440
Other	898

Total expenses	2,782,518
Less: Expense reductions	(1,733)
Fee waivers	(105,433)

Net expenses	2,675,352

Net investment income	9,113,335

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(69,048,683)
Foreign currency related transactions	(5,621,944)

Net realized losses on securities and foreign currency related transactions	(74,670,627)
Net change in unrealized gains or losses on securities	(5,553,471)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(80,224,098)

Net decrease in net assets resulting from operations	$ (71,110,763)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2003		2002 (a)

Operations
Net investment income		$ 9,113,335		$ 8,747,837
Net realized losses on securities and foreign currency related transactions
		(74,670,627)		(18,881,581)
Net change in unrealized gains or losses on securities
		(5,553,471)		(4,793,278)

Net decrease in net assets resulting from operations
		(71,110,763)		(14,927,022)

Distributions to shareholders from
Net investment income
Class I		(8,928,322)		(8,618,064)
Class IS		(27,989)		(22,052)

Total distributions to shareholders		(8,956,311)		(8,640,116)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class I	7,052,394	68,255,142	37,511,229	399,427,197
Class IS	117,062	1,092,433	7,208	76,965

		69,347,575		399,504,162

Net asset value of shares issued in reinvestment of distributions
Class I	740,314	7,137,896	520,845	5,458,600
Class IS	1,537	14,661	1,326	13,937

		7,152,557		5,472,537

Payment for shares redeemed
Class I	(52,381,932)	(489,407,103)	(15,259,560)	(160,738,353)
Class IS	(89,417)	(857,107)	(87,802)	(931,854)

		(490,264,210)		(161,670,207)

Net increase (decrease) in net assets resulting from capital share transactions
		(413,764,078)		243,306,492

Total increase (decrease) in net assets		(493,831,152)		219,739,354
Net assets
Beginning of period		647,936,222		428,196,868

End of period		$ 154,105,070		$ 647,936,222

Undistributed (overdistributed) net investment income
		$ (20,437)		$ 70,453

(a) For the nine months ended March 31, 2002. The fund changed its fiscal year end from June 30 to March 31, effective March 31, 2002.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended
	June 30, 2001

Operations
Net investment income		$ 15,403,121
Net realized losses on securities and foreign currency related transactions		(34,984,858)
Net change in unrealized gains or losses on securities		(55,416,790)

Net decrease in net assets resulting from operations		(74,998,527)

Distributions to shareholders from
Net investment income
Class I		(15,492,311)
Class IS		(52,629)
Net realized gains
Class I		(77,688,997)
Class IS		(312,093)

Total distributions to shareholders		(93,546,030)

	Shares
Capital share transactions
Proceeds from shares sold
Class I	8,469,451	109,776,218
Class IS	253,720	3,334,884

		113,111,102

Net asset value of shares issued in reinvestment of distributions
Class I	6,808,659	88,496,489
Class IS	26,313	341,673

		88,838,162

Payment for shares redeemed
Class I	(16,572,280)	(205,981,778)
Class IS	(143,209)	(1,718,441)

		(207,700,219)

Net decrease in net assets resulting from capital share transactions		(5,750,955)

Total decrease in net assets		(174,295,512)
Net assets
Beginning of period		602,492,380

End of period		$ 428,196,868

Undistributed net investment income		$ 36,768

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Select Balanced Fund (the "Fund") is a diversified series of Evergreen Select Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Institutional ("Class I") and Institutional Service ("Class IS") shares. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by -market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

NOTES TO FINANCIAL STATEMENTS continued

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

f. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage dollar roll income.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.52% of the Fund's average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made. During the year ended March 31, 2003, the investment advisor waived its fees in the amount of $105,433 which represents 0.03% of the Fund's average daily net assets.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.11% of the Fund's average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended March 31, 2003, the Fund paid brokerage commissions of $111,939 to Wachovia Securities, Inc.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class IS. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class IS shares.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended March 31, 2003:

Cost of Purchases		Proceeds from Sales

	Non-U.S.		Non-U.S.
U.S. Government	Government	U.S. Government	Government

$339,668,984	$287,269,061	$442,160,024	$580,938,052

During the year ended March 31, 2003, the Fund entered into dollar roll transactions and earned $247,914 on these transactions which is included in interest income.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $160,562,042. The gross unrealized appreciation and depreciation on securities based on tax cost was $4,016,401 and $9,167,474, respectively, with a net unrealized depreciation of $5,151,073.

As of March 31, 2003, the Fund had $134,937,873 in capital loss carryovers for federal income tax purposes with $58,636,325 expiring in 2010 and $76,301,548 expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $4,815,513.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2003, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryover
Overdistributed		and
Ordinary	Unrealized	Post-October
Income	Depreciation	Loss

$20,437	$5,151,073	$139,753,386

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended March 31, 2003 was $8,956,311 of ordinary income.

NOTES TO FINANCIAL STATEMENTS continued

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $1,733, which represents 0.00% of its average daily net assets.

9. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended March 31, 2003, the Fund had average borrowings outstanding of $19,308 at a rate of 2.25% and paid interest of $440, which represents 0.00% of its average daily net assets.

11. SUBSEQUENT DISTRIBUTIONS

On April 30, 2003, the Fund declared distributions from net investment income of $0.0142 per share for Class I and $0.0126 per share for Class IS, payable on May 1, 2003 to shareholders of record on April 29, 2003. These distributions are not reflected in the accompanying financial statements.

12. REORGANIZATION

At a special meeting of the Board of Trustees held on February 11, 2003, the Trustees of the Fund approved a Plan of Reorganization (the "Plan"). Under the Plan, Evergreen Balanced Fund, a series of Evergreen Equity Trust, will acquire the assets and assume the identified liabilities of the Fund in exchange for shares of Evergreen Balanced Fund.

A special meeting of shareholders of the Fund will be held on May 30, 2003 to consider and vote on the Plan. On or about April 11, 2003, materials for this meeting were mailed to shareholders of record on February 28, 2003

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Select Balanced Fund, a series of Evergreen Select Equity Trust, as of March 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period ended March 31, 2003, and the financial highlights for each of the years or periods in the five-year period ended March 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Select Balanced Fund, as of March 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

ADDITIONAL INFORMATION (unaudited)

Federal Tax Distributions

For corporate shareholders, 37.46% of ordinary income dividends paid during the fiscal year ended March 31, 2003 qualified for the dividends received deduction.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $232 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566395   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034